                                                                    Exhibit 99.1

              CENTURY ALUMINUM REPORTS SECOND QUARTER 2005 EARNINGS

MONTEREY, CA. July 27, 2005 -- Century Aluminum Company (NASDAQ:CENX) reported net income of $40.7 million, or $1.27 a share, fully diluted, for the second quarter of 2005. Reported after-tax net income was positively impacted by the following items:

   - $15.7 million or $0.49 a share, for mark to market adjustments on forward contracts that do not qualify for cash flow hedge accounting.

   - The Company has recorded income taxes on Nordural earnings assuming that they will be subject to United States income taxes from the date of acquisition, April 27, 2004 to March 31, 2005. During the second quarter of 2005, management determined that certain Nordural earnings would remain invested overseas indefinitely to fund growth opportunities in Iceland and elsewhere. Accordingly, United States income taxes are no longer provided on such earnings.

In the second quarter of 2005, the Company changed from the last-in first-out
(LIFO) inventory valuation method to the first-in first-out (FIFO) method. Management believes that the change will provide a better matching of costs and revenues. The change did not have a material impact on net income in the second quarter. Financial statements for periods prior to second quarter 2005 have been restated to reflect this change.

For the second quarter of 2004, the Company reported net income of $19.2 million, or $0.63 a share, fully diluted ($18.3 million, or $0.60 a share, fully diluted, before restatement).

Sales in the second quarter of 2005 were $283.3 million compared with $263.7 million in the second quarter of 2004. Shipments of primary aluminum for the quarter totaled 339.5 million pounds compared with 330.4 million pounds in the year-ago quarter.

Net income for the first six months of 2005 was $52.5 million, or $1.63 a share, fully diluted ($51.9 million, or $1.61 a share before restatement). This compares with net income of $24.8 million, or $0.94 a share, fully diluted in the year-ago period ($23.1 million, or $0.87 a share, fully diluted before restatement).

Sales in the first six months of 2005 were $568.7 million compared with $495.8 million in the same period of 2004. Shipments of primary aluminum for the 2005 period were 676.5 million pounds compared with 627.2 million pounds in the year-ago period.

Financial results and shipment data for 2004 include Nordural from April 27, 2004, the date of acquisition.

"Although aluminum prices were off somewhat from the first quarter, we continued to benefit from a favorable market," said Craig Davis, chairman and chief executive officer. "All of our facilities exceeded expectations except for Hawesville, which continued to experience operational difficulties, including a higher than average level of pot failures. The strong forward market that prevailed in the quarter allowed us to put in place a significant eight-year forward sale, beginning in 2008. As is our practice, however, a substantial portion of our capacity remains unhedged, which allows us to participate in the event of even stronger future markets."

Century presently owns 615,000 metric tonnes per year (mtpy) of primary aluminum capacity. The company owns and operates a 244,000 mtpy plant at Hawesville, Kentucky; a 170,000 mtpy plant at Ravenswood, West Virginia; and a 90,000 mtpy plant at Grundartangi, Iceland that is being expanded to 212,000 mtpy. The company also owns a 49.67-percent interest in a 222,000 mtpy reduction plant at Mt. Holly, South Carolina. Alcoa Inc. owns the remainder of the plant and is the operating partner. With the completion of the Grundartangi expansion, Century's total capacity will stand at 737,000 mtpy. Century also holds a 50-percent share of the 1.25 million mtpy Gramercy Alumina refinery in Gramercy, Louisiana and related bauxite assets in Jamaica. Century's corporate offices are located in Monterey, California.

This press release may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

Century Aluminum Company, Monterey, California
Michael Dildine, 831-642-9364
mdildine@centuryca.com

                            CENTURY ALUMINUM COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                    THREE MONTHS ENDED     SIX MONTHS ENDED
                                                         JUNE 30,              JUNE 30,
                                                                 2004                  2004
                                                      2005     RESTATED    2005      RESTATED
                                                   ---------  ---------  ---------  ---------
NET SALES:
     Third-party customers ......................  $243,329   $225,430   $490,754   $417,776
     Related parties ............................    39,927     38,303     77,898     78,051
                                                   ---------  ---------  ---------  ---------
                                                    283,256    263,733    568,652    495,827

COST OF GOODS SOLD ..............................   237,908    217,054    471,737    410,795
                                                   ---------  ---------  ---------  ---------

GROSS PROFIT ....................................    45,348     46,679     96,915     85,032

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES ....     8,046      3,991     16,842      9,399
                                                   ---------  ---------  ---------  ---------

OPERATING INCOME ................................    37,302     42,688     80,073     75,633

INTEREST EXPENSE - Net ..........................    (6,242)   (11,281)   (12,708)   (21,888)
NET GAIN (LOSS) ON FORWARD CONTRACTS ............    24,496     (1,177)     1,001    (13,997)
OTHER INCOME (EXPENSE) - Net ...................       (472)         9        (65)      (605)
                                                   ---------  ---------  ---------  ---------

INCOME BEFORE INCOME TAXES AND EQUITY IN EARNINGS
OF JOINT VENTURE ................................    55,084     30,239     68,301     39,143

INCOME TAX EXPENSE ..............................   (19,239)   (11,020)   (26,074)   (14,331)
                                                   ---------  ---------  ---------  ---------

INCOME BEFORE EQUITY IN EARNINGS OF JOINT VENTURE    35,845     19,219     42,227     24,812

EQUITY IN EARNINGS OF JOINT VENTURE .............     4,899          -     10,247          -
                                                   ---------  ---------  ---------  ---------

NET INCOME ......................................    40,744     19,219     52,474     24,812

PREFERRED DIVIDENDS .............................         -       (269)         -        (769)
                                                   ---------  ---------  ---------  ---------

NET INCOME APPLICABLE TO COMMON SHAREHOLDERS ....  $ 40,744   $ 18,950   $ 52,474   $ 24,043
                                                   ========   ========   ========   ========

EARNINGS PER COMMON SHARE
     Basic - Net income .........................  $   1.27   $   0.64   $   1.63   $   0.95
     Diluted - Net income .......................  $   1.27   $   0.63   $   1.63   $   0.94

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
     Basic ......................................    32,140     29,629     32,099     25,412
     Diluted ....................................    32,196     30,542     32,162     25,588

                            CENTURY ALUMINUM COMPANY
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                                                   DECEMBER 31, 2004
ASSETS                                                                             JUNE 30, 2005        RESTATED
                                                                                  ---------------  -----------------
CURRENT ASSETS:
     Cash ......................................................................  $        35,174  $          44,168
     Restricted cash ...........................................................            2,027              1,678
     Accounts receivable - net .................................................          104,575             79,576
     Due from affiliates .......................................................           14,044             14,371
     Inventories ...............................................................          104,450            111,284
     Prepaid and other current assets ..........................................           16,172             10,055
     Deferred taxes - current portion ..........................................           23,458             24,642
                                                                                  ---------------  -----------------
          Total current assets .................................................          299,900            285,774
Property, plant and equipment - net ............................................          916,008            806,250
Intangible asset - net .........................................................           81,989             86,809
Goodwill .......................................................................           94,844             95,610
Due from affiliates - less current portion .....................................            2,747                  -
Other assets ...................................................................           74,614             58,110
                                                                                  ---------------  -----------------
          Total ................................................................  $     1,470,102  $       1,332,553
                                                                                  ===============  =================

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

     Accounts payable, trade ...................................................  $        47,926  $          47,479
     Due to affiliates .........................................................           44,574             84,815
     Industrial revenue bonds ..................................................            7,815              7,815
     Long term debt - current portion ..........................................              561             10,582
     Accrued and other current liabilities .....................................           59,258             53,309
     Accrued employee benefits costs - current portion .........................            8,458              8,458
     Convertible senior notes ..................................................          175,000            175,000
                                                                                  ---------------  -----------------
          Total current liabilities ............................................          343,592            387,458

Senior unsecured notes payable - net ...........................................          250,000            250,000
Nordural debt ..................................................................          153,739             80,711
Accrued pension benefit costs - less current portion ...........................           12,358             10,685
Accrued postretirement benefits costs - less current portion ...................           91,296             85,549
Other liabilities ..............................................................           35,459             34,961
Due to affiliates - less current portion .......................................           17,402             30,416
Deferred taxes .................................................................           94,778             68,273
                                                                                  ---------------  -----------------
          Total noncurrent liabilities .........................................          655,032            560,595

SHAREHOLDERS' EQUITY:

     Common stock (one cent par value, 50,000,000 shares authorized; 32,149,154
       shares outstanding at June 30, 2005 and 32,038,297 at December 31, 2004)               321                320
     Additional paid-in capital ................................................          418,412            415,453
     Accumulated other comprehensive loss ......................................         (20,626)           (52,186)
     Retained earnings .........................................................           73,371             20,913
                                                                                  ---------------  -----------------
          Total shareholders' equity ...........................................          471,478            384,500
                                                                                  ---------------  -----------------
          Total ................................................................  $     1,470,102  $       1,332,553
                                                                                  ===============  =================

                            CENTURY ALUMINUM COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                                     SIX MONTHS ENDED
                                                                                         JUNE 30,
                                                                                                 2004
                                                                                     2005      RESTATED
                                                                                  ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income ................................................................  $  52,474   $  24,812
     Adjustments to reconcile net income to net cash provided by operating activities:
          Unrealized net (gain) loss on forward contracts ......................     (3,429)      6,659
          Depreciation and amortization ........................................     28,050      23,731
          Deferred income taxes ................................................     26,074       5,994
          Pension and other post retirement benefits ...........................      7,421       5,376
          Inventory market adjustment ..........................................          -      (2,273)
          (Gain) loss on disposal of assets ....................................         (4)        695
          Non-cash loss on early extinguishment of debt ........................        253           -
          Change in operating assets and liabilities:
               Accounts receivable - net .......................................    (24,999)     (8,264)
               Due from affiliates .............................................        327      (1,059)
               Inventories                  . ..................................      6,834      (3,495)
               Prepaids and other current assets ...............................     (5,712)     (2,724)
               Accounts payable, trade .........................................     (6,745)     (1,294)
               Due to affiliates ...............................................     (9,548)     (3,383)
               Accrued and other current liabilities ...........................     (3,948)      9,308
               Other - net. ....................................................     (8,324)     (2,472)
                                                                                  ---------   ---------
          Net cash provided by operating activities ............................     58,724      51,611

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of property, plant and equipment .................................     (5,481)     (5,712)
     Nordural expansion ........................................................   (113,654)          -
     Proceeds from sale of property, plant and equipment .......................         59           -
     Restricted cash deposits ..................................................       (350)          -
     Business acquisitions, net of cash acquired ...............................     (7,000)   (184,869)
                                                                                  ---------   ---------
                      Net cash used in investing activities ....................   (126,426)   (190,581)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Borrowings ................................................................    145,378           -
     Repayment of debt .........................................................    (83,023)    (20,659)
     Financing fees ............................................................     (4,617)          -
     Dividends .................................................................        (16)     (3,311)
     Issuance of common stock ..................................................        986     209,905
                                                                                  ---------   ---------
          Net cash provided by financing activities ............................     58,708     185,935

NET INCREASE (DECREASE) IN CASH ................................................     (8,994)     46,965

CASH, BEGINNING OF PERIOD ......................................................     44,168      28,204
                                                                                  ---------   ---------

CASH, END OF PERIOD ............................................................  $  35,174   $  75,169
                                                                                  =========   =========

                            CENTURY ALUMINUM COMPANY
                             SELECTED OPERATING DATA
                                   (Unaudited)

                          SHIPMENTS - PRIMARY ALUMINUM

                                              Direct (1)                           Toll
                                ---------------------------------   -----------------------------------
                                               (000)                               (000)        (000)
                                Metric Tons    Pounds     $/Pound   Metric Tons   Pounds       Revenue
                                -----------   -------     -------   -----------   ------      ----------
    2005
    2nd Quarter                     130,974   288,748     $  0.86        23,025   50,761      $  34,174
    1st Quarter                     130,083   286,783     $  0.88        22,756   50,168      $  33,372

    2004
    2nd Quarter                     133,726   294,816     $  0.82        16,148   35,600      $  21,483
    1st Quarter                     134,601   296,743     $  0.78             -        -      $       -


    (1) Does not include Toll shipments from Nordural


                   FORWARD PRICED SALES - AS OF JUNE 30, 2005

                                 2005(1)  2006(2)  2007(2)  2008(2)  2009(2)  2010(2)  2011-2015(2)
                                 -------  -------  -------  -------  -------  -------  ------------
Base Volume
    Pounds (000)                 247,849  370,266  374,565  240,745  231,485  231,485      826,733
    Metric Tons                  112,423  167,950  169,900  109,200  105,000  105,000      375,000
    Percent of
    estimated
    capacity                         36%      24%      22%      14%      14%      14%          10%

Potential Additional Volume(2)

    Pounds (000)                    -      55,556  111,113  220,903  231,485  231,485      826,733
    Metric Tons                     -      25,200   50,400  100,200  105,000  105,000      375,000
    Percent of
    estimated
    capacity                        -          4%      7%       13%      14%      14%          10%


  1)The forward priced sales in 2005 exclude July 2005 shipments to customers that are priced based upon the prior month's market price.

  2)Certain financial sales contracts included in the forward priced sales base volume for the period 2006 through 2015 contain clauses that trigger potential additional sales volume when the market price for a contract month is above the base contract ceiling price. These contracts will be settled monthly and, if the market price exceeds the ceiling price for all contract months through 2015, the potential additional sales volume would be equivalent to the amounts shown above.